Filed Pursuant to Rule 497
 File No. 333-207678

CC REAL ESTATE INCOME FUND
Supplement No. 8 dated November 12, 2019 to the
Prospectus dated April 30, 2018
On February 21, 2019, the Board of the Master Fund and the Trust, at the recommendation of the Advisor, approved a Plan of Dissolution, Liquidation and Termination (the "Plan") that provided for the dissolution, complete liquidation and termination of the Master Fund and the Feeder Funds and the assets therein and the distribution of the net proceeds of such liquidation to the Trust and the Shareholders, respectively, on a pro rata basis, as further discussed in the Trust's Supplement No. 7 dated February 21, 2019 to the Prospectus dated April 30, 2018.
The Advisor expects that the Trust will be liquidated within the first quarter of 2020. However, certain of the Master Fund's investments are illiquid, which may prevent the Master Fund from disposing of such investments in a timely manner. If certain investments of the Master Fund take longer to dispose of than anticipated, the cash liquidating distributation to shareholders may be delayed. Therefore, there can be no assurance that the Trust will be liquidated within the first quarter of 2020.
Capitalized terms used but not defined in this Supplement shall have the meanings ascribed to them in the Prospectus unless the context otherwise requires.